Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  MAY 14, 2004

                       AMERICAN NATURAL ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)


         OKLAHOMA                        0-18596                 73-1605215
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


               7030 SOUTH YALE - SUITE 404, TULSA, OKLAHOMA 74136
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 481-1440


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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of businesses acquired. None required.

         (b) Pro forma financial information. None required.

         (c) Exhibits:

             EXHIBIT NUMBER                 DESCRIPTION OF DOCUMENT
             --------------     ------------------------------------------------
                  99.1          Press Release dated May 14, 2004  (Registration
                                statement declared effective).
                  99.2          Press  Release  dated May 14, 2004 (Form 51-101
                                filing on SEDAR).


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN NATURAL ENERGY CORPORATION

Dated: May 14, 2004                         By:  /s/ Michael K. Paulk
                                                 --------------------
                                                 Michael K. Paulk, President


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